THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries and Cambodia. The ASEAN Group currently is composed of Brunei, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. (formerly, Daiwa International Capital Management (Singapore) Ltd.) provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Singapore at (011-65) 536-9490, or to the Fund at (800) 426-5523 or
(781) 575-2000. Inquiries concerning your share account should be directed to the Fund at the latter number noted above. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in the Fund's shares through the State Street Bank and Trust Company (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling
(800) 426-5523 or (781) 575-2000, or by writing The Singapore Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                    June 1, 1999
DEAR SHAREHOLDERS,

    We are pleased to present the semi-annual report of The Singapore Fund, Inc. (the "Fund") for the period ended April 30, 1999.

STOCK MARKET REVIEW

    For the six months ended April 30, 1999, Singapore's DBS50 Index ("DBS 50") rose by 49.2% in U.S. Dollar terms. The Thai, Philippines and Indonesian markets rose by 37.3%, 47.2% and 54.8%, in U.S. Dollar terms, respectively.

    The global interest rate environment, led by the U.S. Federal Reserve's easing of its monetary stance, turned favorable for the Asian stock markets in October 1998. The U.S. Federal Reserve cut interest rates in between meetings in October, signalling that it would be willing to do what was necessary to avert a sharp slowdown in global growth. With a decline in global interest rates, coupled with strong current account surpluses, Asia was able to embark on both monetary easing and fiscal reflation to pull itself out of its economic doldrums. Asian markets took the cue and produced one of the sharpest rallies in recent history.

    Despite being punctuated by the Brazilian currency devaluation and a possible Chinese Renminbi devaluation in January 1999, the rally was well sustained due to the bottoming of the crisis economies and expectations of a quick return to economic growth in Asia. Industrial production, consumer demand and tourist arrivals showed improved growth momentum in most of the Asian countries by the first quarter of 1999. Renewed interest in Japan and expectations of a bottoming in that economy also improved sentiment about the growth prospects of Asia. The continued easy liquidity conditions, with interest rates reaching all-time lows in most Asian countries, helped fuel the stock markets. In the meantime, mergers, acquisitions and re-capitalization of companies took place in many Asian countries, adding positive and speculative fervor to the stock markets.

    In Singapore, the economy bounced back quickly in the first quarter of 1999 to register 1.2% growth after two consecutive quarters of contraction. The recovery of the economy was evident from the strong growth in industrial production and brisk sales of property and motor vehicles recorded in the first quarter of 1999. Industrial production on average grew 6.5% in the first quarter. At the same time, residential property prices rose 4.4%. The quick recovery in the economy and the price pick-up in the property market helped fuel the stock market rally. At the same time, investor interest has been kept high with major companies involved in restructuring, acquisitions, mergers and share-buy-backs, all with the intention of improving shareholders' value.

FUND PERFORMANCE

    As of April 30, 1999, the Fund's net asset value ("NAV") per share was USD
9.51. This represents a total investment return of 36.3% for the six months, based upon the USD 7.09 NAV per share at the end of the previous fiscal year. This assumes reinvestment of the dividend of 10.5 cents per share that was paid by the Fund during the period. During the period, the DBS50 went up by 49.2%. Hence, the Fund lagged the index by 12.9%. The Straits Times and MSCI Singapore Free indices returned 50.6% and 49.8%, respectively, in the same period.

    The Fund's management had adopted a defensive investment stance arising from a fundamental valuation view of the market in the last six months. This investment strategy could not keep up with a runaway stock

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
market where sector rotation was aggressively played, and trading was highly dominated by short-term players. As a whole, stock market activities were driven by high liquidity arising from relaxed domestic monetary conditions. As a result, the Fund was not always fully invested as the Manager saw declining fundamental value in stocks as they were pushed up to current levels.

    In addition, the Fund's management held and still holds the view that, after the severe and dramatic shock to the economic system and financial markets, real and sustainable reforms must take place to prevent past excesses and mistakes in order for Asia to continue on a sustainable long term growth path. The excessive speed and extent of the current stock market recovery is not conducive to that outcome.

    On the average, the Fund had cash of around 13% during the six-month period and, hence, asset allocation cost the Fund performance of about 4.4% against the DBS50. The other key factor in the Fund's lagging against its benchmark was the strong performance of the local tranche of Singapore stocks not in the investment universe of the Fund. These stocks, including the banking stocks and Singapore Airlines, accounted for about 10.2% of under-performance of the Fund versus the DBS50. Stock selection however added about 7.6% to the portfolio during the period under review. Hence, in the aggregate, the Fund under-performed the DBS50 by 7.0% for the six months ended April 30, 1999.

ECONOMIC PERFORMANCE

    After contracting for two consecutive quarters, the Singapore economy grew by a modest 1.2% in the first quarter of 1999, largely on the back of a strong performance in the manufacturing sector. That sector grew by a strong 6.5%, boosted by robust expansion in the electronics and chemicals industries. The financial and business sector contracted 0.6% due to poor lending sentiment to non-bank customers and moderation in demand for professional services. The construction sector suffered a sharp contraction of 9.0% as a result of a slowdown in both private and public projects, while the commerce sector suffered a moderate contraction of 2.1% due to a continued weak retail segment. The transport and communications sector grew 5.7% as a result of improved production activity and increase in tourist flows. Growth momentum for the economy showed a strong pickup of 6.8% on a quarter-on-quarter basis.

    Total demand declined by 4.9%, compared to a 10% decline in the previous quarter. External demand fell moderately by 3.7% while domestic demand declined 7.4%, reflecting a continued decline in private consumption and investment. The unemployment rate eased to 3.9% from the 4.4% rate at the end of 1998, partly from the pick-up in economic activities and a drop in retrenchment in the first three months of 1999. Productivity rose by 3.2% in the first quarter of 1999, largely from the increase in economic activity and a reduction in labor costs. The cost-cutting measures implemented by the Singaporean government succeeded in easing cost pressures, with unit labor costs falling 10%. Consumer prices continued to decline, falling by 0.6% in the first quarter.

    Manufacturing investment commitments totaled $1.7 billion in the first quarter. Foreign commitments accounted for 88% of the total, led by Europe (a 53% share), the US (a 31% share) and Japan (a 16% share). Total trade fell by 9.4% in value terms, an improvement from the 15% contraction in the previous quarter. The decline in the key non-oil domestic exports moderated from -6.7% in the final quarter of 1998 to -3.2% in the first quarter of 1999.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    The Singapore Dollar weakened slightly against the US Dollar, Malaysian Ringgit, Philippine Peso and Thai Baht, and strengthened against the Indonesian Rupiah in the first quarter of 1999. Domestic interest rates in Singapore were stable with the three-month inter-bank rate at 1.7%. The average prime lending rate held steady at 5.5%.

    The ASEAN economies started to bottom out in the first quarter of 1999. Exports, industrial production, domestic consumption and tourist arrivals have shown moderating declines and even positive numbers. This is partly attributable to the easy monetary policies and expansionary fiscal policies adopted by these countries with the blessings of the International Monetary Fund and other multi-lateral agencies. Large accumulated foreign reserves arising from the domestic economic crunch in 1998 and a benign global interest rate environment have allowed for such policies to be carried out without affecting their currencies. The exception is Indonesia where economic indicators are still weak and local and foreign observers alike are largely focused on the forthcoming parliamentary elections.

MARKET OUTLOOK

    The overall optimistic sentiment masks the latent risks in the global economy. The recent strength in industrial production and exports to the regional economies are heavily reliant on the continued strength of the developed economies, in particular, the United States. Despite its current dynamism, potential stress points still exist in the U.S. economy. The sustainability of high rates of economic growth in the face of a tight labor market and rising trade deficit remains a challenge. In the EU, growth is expected to moderate this year, as stock-building unwinds and investment growth slows in response to more cautious business sentiment. The convalescence of the Japanese economy also remains fraught with challenges. In the region, even as countries take on the painful tasks of restructuring and reforms, socio-political stresses could potentially jeopardize recovery in their economies. Hence, the external outlook, while improved, remains fragile.

    The rallies in the stock markets have factored in better-than-expected economic recoveries, low interest rates and probably a little more. The economies and company earnings have to continue to deliver on these expectations for the stock markets to sustain the rallies. Benign global interest rates, led by the U.S., have been a key factor in this liquidity run. Now, the U.S. Federal Reserve is likely to move to a tightening stance. Although governments will be cautious not to nip nascent economic recoveries, there is the prospect of domestic liquidity shrinking to more normal levels. Also, the positive current account surpluses in Asia may come under some pressure by increasing imports as economies recover.

    Asian countries need to continue their reforms and restructuring to sustain the strength of their economies and stock markets. Specifically, companies need to pursue growth by keeping costs at bay or trimming them and relying less on revenue growth. In the aggregate, for the economy, this strategy translates into more durable growth as inflation is kept in check. This has contributed to the success of both the U.S. economy and stock market and would be the model for the coming revival of the Asian companies climbing out of the regional crisis.

PORTFOLIO STRATEGY

    The Fund's management has adopted a cautious position, given that markets have run ahead of fundamentals somewhat, in the short term. The portfolio will remain at about 90% invested in the next few months. This will allow for flexibility by having available cash to buy desired stocks in weak markets. "Asia Inc." is going through a process of rationalization and consolidation. The recent sharp improvement in financial markets is

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
detrimental to this process, and the Fund's management believes that responsible governments would be monitoring the situation closely. There is a genuine need for financial markets in Asia to stabilize somewhat in order for economies to resume their sustained path to long term recovery.

    The Fund's management will prefer exposure to companies with strong competitive advantages and solid earnings profiles. Some of these companies have lagged the broader market recently as investors sought those counters which, although possessing weak balance sheets, they are geared to the economic recovery. These preferred companies would also behave defensively should markets get any nasty shock from events in Asia and the U.S. Although in the early stages, Asian companies are becoming more aware of the need to account for and improve shareholders' value. The Fund's management will also want companies engaged in genuine restructuring and cost cutting exercises which would make for great recovery cases in the coming upturn. Additionally, governments in Asia, and especially Singapore, are increasingly demanding better performance from state-owned enterprises. Banking industry reforms, for example, would result in the selling of non-core assets and, apart from improving banks' performance, these non-core assets would themselves make for great business recovery prospects.

    The Fund's management believes that Asia is indeed in a recovery phase over the next three to five years. In this environment, apart from the Fund's continuing focus for value in the big stocks, the Fund expects to participate in some mid-cap stocks with potential on great success in their respective niches. While these companies may not produce immediate rewards, they should give the patient investor ample returns over this investment horizon.

    In the core Singaporean portfolio, the Fund's emphasis will remain in banks, electronics manufacturing and restructuring conglomerates. The Fund will seek to maintain some exposure outside of Singapore in the ASEAN region. The Asian story remains intact and the long-term investor will reap tremendous rewards after this trying period of economic rationalization and consolidation is over.

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not own or directly use any computers in conducting its business. Instead it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000.

    The Fund's Board of Directors has adopted a Year 2000 plan which involves:
(1) collecting information regarding the Year 2000 preparations of its service providers through a questionnaire prepared and distributed by the Fund's management, (2) assessing the information provided by the service providers, and
(3) if necessary, adopting measures to replace service providers who fail to indicate that they will become Year 2000 compliant on a timely basis. The Fund had been advised by each of its service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. The Fund has been informed that substantially all of its service providers will be compliant by the end of September 1999. Based on this information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Mr. Tan Seng Hock was appointed as the Fund's portfolio manager in May 1996, and is responsible for the day-to-day management of the Fund's portfolio. Mr. Tan joined DBS Asset Management Ltd., of which the Fund's Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly-owned subsidiary, in November 1995 as an Investment Manager. From 1987 to 1994, Mr. Tan was head of Investments at ANZ Investments Ltd. and Fund Manager--International and Strategy at Norwich Union Investment Management in New Zealand.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc., and would be pleased to hear from you.

Sincerely,

      [SIGNATURE]                           [SIGNATURE]
MASAYASU OHI                                RONNIE TEO HENG HOCK
CHAIRMAN OF THE BOARD                       PRESIDENT

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS AND WARRANTS--90.54%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
SINGAPORE--82.62%
BANKS--17.15%
 3,000,000  Keppel Tatlee Bank Ltd.++..........  $  5,714,286
   500,000  Oversea-Chinese Banking Corporation
             Ltd. (Foreign)*...................     4,673,721
   150,000  Overseas Union Bank Ltd.
             (Foreign)*+.......................       767,196
   500,000  United Overseas Bank Ltd.
             (Foreign)*........................     3,850,676
                                                 ------------
                                                   15,005,879
                                                 ------------
COMMUNICATION-MEDIA--4.20%
   250,000  Singapore Press Holdings Ltd.
             (Foreign)*........................     3,674,309
                                                 ------------
DIVERSIFIED--3.29%
   500,000  Jardine Matheson Holdings, Ltd.....     2,062,500
   331,000  Jardine Strategic Holdings, Ltd....       817,570
                                                 ------------
                                                    2,880,070
                                                 ------------
ELECTRICAL PRODUCTS & COMPUTERS--5.92%
   575,000  Datacraft Asia Ltd.+...............     1,805,500
   600,000  Elec & Eltek International Company
             Ltd...............................     2,280,000
   200,000  Venture Manufacturing (Singapore)
             Ltd...............................     1,093,475
                                                 ------------
                                                    5,178,975
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------

FOOD, BEVERAGE, TOBACCO--6.89%
   500,000  Cerebos Pacific Ltd................  $  1,211,052
   500,000  Fraser & Neave Ltd.................     2,204,586
   500,000  Rothmans Industries Ltd............     2,616,108
                                                 ------------
                                                    6,031,746
                                                 ------------
INDUSTRIAL--7.34%
 6,000,000  Singapore Technologies Engineering
             Ltd.++............................     6,419,753
                                                 ------------
PROPERTY DEVELOPMENT--3.50%
 2,000,000  Hongkong Land Holdings, Ltd........     3,060,000
                                                 ------------
PUBLISHING--1.16%
 3,350,000  Popular Holdings Ltd...............     1,014,256
                                                 ------------
REAL ESTATE--0.17%
   250,000  Allgreen Properties Co., Ltd.......       151,382
                                                 ------------
RETAIL TRADE--2.21%
 3,660,000  Courts (Singapore) Ltd.............     1,936,508
                                                 ------------
SHIPYARDS--6.74%
   600,000  Jurong Shipyard
             Ltd.++............................     2,486,773
 1,200,000  Keppel Corporation Ltd.++..........     3,414,462
                                                 ------------
                                                    5,901,235
                                                 ------------
TELECOMMUNICATIONS--17.02%
 1,000,000  Keppel Telecommunication &
             Transportation Ltd.++.............     1,052,322

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
TELECOMMUNICATIONS (CONCLUDED)
 7,500,000  Singapore Telecommunications
             Ltd.++............................  $ 13,844,797
                                                 ------------
                                                   14,897,119
                                                 ------------
TRANSPORTATION--AIR--4.19%
   400,000  Singapore Airlines Ltd.
             (Foreign)*++......................     3,668,430
                                                 ------------
TRANSPORTATION--MARINE--2.84%
 2,000,000  Sembcorp Industries Ltd.++.........     2,480,894
                                                 ------------
Total Singapore Common Stocks..................    72,300,556
                                                 ------------
THAILAND--4.62%
BANKS--0.02%
    20,000  The Siam Commercial Bank Public
             Co., Ltd. (Foreign)*+.............        20,559
    20,000  The Siam Commercial Bank Public
             Co., Ltd. Warrants(1)+............           448
                                                 ------------
                                                       21,007
                                                 ------------
ELECTRICAL PRODUCTS & COMPUTERS--1.04%
    78,750  Delta Electronics (Thailand) Public
             Co., Ltd. (Foreign)*..............       366,131

  SHARES                                            VALUE
----------                                       ------------
   148,000  Shin Corporations Public Company
             Ltd. (Foreign)*+..................  $    544,907
                                                 ------------
                                                      911,038
                                                 ------------
ENERGY--0.36%
   140,000  Electricity Generating Public Co.,
             Ltd. (Foreign)*...................       312,282
                                                 ------------
INFRASTRUCTURE COMPANIES--1.76%
   500,000  Bangkok Expressway Public Co.,
             Ltd.(Foreign)*+...................       426,633
   470,800  Italian-Thai Development Public
             Co., Ltd. (Foreign)*+.............     1,113,421
                                                 ------------
                                                    1,540,054
                                                 ------------
PULP & PAPER--0.65%
   750,000  Advance Agro Public Company Ltd.
             (Foreign)*+.......................       564,364
                                                 ------------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
REAL ESTATE--0.79%
   650,000  Land and House Public Co., Ltd.
             (Foreign)*+.......................  $    694,370
                                                 ------------
Total Thailand Common Stocks and Warrants......
                                                    4,043,115
                                                 ------------
PHILIPPINES--3.30%
BANKS--1.80%
   250,000  Far East Bank & Trust Co., Ltd.....       421,274
    50,000  Metropolitan Bank & Trust Co.,
             Ltd...............................       500,263
   100,000  Philippine Commercial International
             Bank Ltd..........................       658,241
                                                 ------------
                                                    1,579,778
                                                 ------------
DIVERSIFIED--1.24%
 3,000,000  Ayala Corp. (Philippines) Ltd......     1,086,098
                                                 ------------
REAL ESTATE--0.26%
 1,000,000  SM Prime Holding Inc., Ltd.........       226,435
                                                 ------------
Total Philippines Common Stocks................     2,892,311
                                                 ------------
Total Common Stocks and Warrants
  (Cost--$68,178,186)..........................    79,235,982
                                                 ------------

-------------------------------------------
TIME DEPOSITS--4.99%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
SINGAPORE DOLLAR--2.77%
     4,126  Citibank, Singapore, 0.50% due
             5/03/99...........................  $  2,425,347
                                                 ------------
U.S. DOLLAR--2.22%
       202  Bank of New York, 2.70% due
             5/03/99...........................       201,612
     1,736  Citibank, Singapore, 0.50% due
             5/03/99...........................     1,736,179
                                                 ------------
Total U.S. Dollar Time Deposits................     1,937,791
                                                 ------------
Total Time Deposits (Cost--$4,369,180).........
                                                    4,363,138
                                                 ------------
Total Investments--95.53%
  (Cost--$72,547,365)..........................    83,599,120
Other assets less liabilities--4.47%...........     3,911,037
                                                 ------------
NET ASSETS (Applicable to 9,200,840 shares of
  capital stock outstanding; equivalent to
  $9.51 per share)--100.00%....................  $ 87,510,157
                                                 ------------
                                                 ------------

------------------------

   * Foreign shares of the above issues are those held by non-residents. Ownership of such shares is generally limited and subject to a premium to local shares (those held by residents).
   +  Non-income producing securities.
  ++  Deemed to be an affiliated issuer.
 (1) Each warrant entitles holder to buy one preferred share of Common Stock for Thai Baht 29.45.

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK POSITIONS HELD
APRIL 30, 1999 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Singapore Telecommunications
Ltd................................    15.82%
Singapore Technologies Engineering
  Ltd..............................     7.34
Keppel Tatlee Bank Ltd.............     6.53
Oversea-Chinese Banking Corporation
  Ltd. (Foreign)...................     5.34
United Overseas Bank Ltd.
(Foreign)..........................     4.40
Singapore Press Holdings Ltd.
(Foreign)..........................     4.20
Singapore Airlines Ltd.
(Foreign)..........................     4.19
Keppel Corporation Ltd.............     3.90
Hongkong Land Holdings, Ltd........     3.50
Rothmans Industries Ltd............     2.99


TEN LARGEST COMMON STOCK CLASSIFICATIONS HELD
APRIL 30, 1999 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Banks..............................    18.97%
Telecommunications.................    17.02
Industrial.........................     7.34
Electrical Products & Computers....     6.96
Food, Beverage, Tobacco............     6.89
Shipyards..........................     6.74
Diversified........................     4.53
Communication--Media...............     4.20
Transportation--Air................     4.19
Property Development...............     3.50

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities
     (cost--$39,981,532).....................    $ 44,517,403
    Affiliated securities
     (cost--$32,565,833).....................      39,081,717     $  83,599,120
                                                 ------------
  Cash denominated in foreign currency
   (cost--$1,340,044)........................                         1,313,816
  Receivable for securities sold.............                         7,800,865
  Interest and dividends receivable..........                           253,357
  Prepaid expenses...........................                            41,235
                                                                  -------------
    Total assets.............................                        93,008,393
                                                                  -------------
LIABILITIES
  Payable for securities purchased...........                         5,213,335
  Payable to investment manager..............                            49,327
  Payable to investment adviser..............                            24,913
  Payable to administrator...................                            13,204
  Accrued expenses and other liabilities.....                           197,457
                                                                  -------------
    Total liabilities........................                         5,498,236
                                                                  -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,200,840 shares issued and outstanding...                            92,008
  Paid-in capital in excess of par value.....                       107,841,927
  Accumulated net investment loss............                          (239,347)
  Accumulated net realized loss on
   investments...............................                       (31,204,693)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                        11,020,262
                                                                  -------------
    Net assets applicable to shares
     outstanding.............................                     $  87,510,157
                                                                  -------------
                                                                  -------------
        NET ASSET VALUE PER SHARE............                     $        9.51
                                                                  -------------
                                                                  -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of--$20,146)..........    $   224,992
    Affiliated securities (net of withholding
     taxes of--$63,804)......................        181,595     $    406,587
                                                 -----------
  Interest...................................                          86,868
                                                                 ------------
    Total investment income..................                         493,455
                                                                 ------------
EXPENSES:
  Investment management fee..................                         265,836
  Investment advisory fee....................                         133,628
  Administration fee.........................                          75,704
  Custodian fees and expenses................                          59,949
  Reports and notices to shareholders........                          37,985
  Osaka Securities Exchange fees and
   expenses..................................                          35,630
  Audit and tax services.....................                          31,340
  Legal fees and expenses....................                          29,865
  Directors' fees and expenses...............                          15,967
  Transfer agency fee and expenses...........                          13,308
  Insurance expense..........................                          13,200
  Other......................................                          20,390
                                                                 ------------
    Total expenses...........................                         732,802
                                                                 ------------
NET INVESTMENT LOSS..........................                        (239,347)
                                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains (losses) on investments:
    Unaffiliated securities..................      1,625,043
    Affiliated securities....................       (474,480)       1,150,563
                                                 -----------
  Net realized foreign currency transaction
   losses....................................                        (476,361)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                      22,822,645
  Net change in unrealized appreciation
   (depreciation) on translation of short-
   term investments, cash and other assets
   and liabilities denominated in foreign
   currency..................................                         (28,684)
                                                                 ------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................                      23,468,163
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                    $ 23,228,816
                                                                 ------------
                                                                 ------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                     MONTHS         FOR THE YEAR
                                                     ENDED              ENDED
                                                 APRIL 30, 1999      OCTOBER 31,
                                                  (UNAUDITED)           1998
                                                 --------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $     (239,347)    $     855,187
  Net realized gain (loss) on:
    Investments..............................         1,150,563       (23,079,819)
    Foreign currency transactions............          (476,361)           98,485
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........        22,822,645        13,647,260
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           (28,684)          237,484
                                                 --------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................        23,228,816        (8,241,403)
                                                 --------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net investment income......................          (965,499)         --
                                                 --------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................            36,837          --
                                                 --------------     -------------
  Net increase (decrease) in net assets......        22,300,154        (8,241,403)
NET ASSETS:
  Beginning of period........................        65,210,003        73,451,406
                                                 --------------     -------------
  End of period (including accumulated net
   investment income (loss) of $(239,347) and
   $953,672, respectively)...................    $   87,510,157     $  65,210,003
                                                 --------------     -------------
                                                 --------------     -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the six months ended April 30, 1999, the Fund was subject to withholding tax, ranging from 26% to 30%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISOR

    The Fund has entered into a Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Fund. During the six months ended April 30, 1999, no such expenses were paid to the Manager. During the six months ended April 30, 1999, there were no brokerage commissions paid by the Fund to affiliates of the Manager, in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement dated, April 1, 1999 (the "Advisory Agreement"), with Daiwa SB Investments (Singapore) Limited (formerly, Daiwa International Capital Management (Singapore) Ltd. (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year six months ended April 30, 1999, no such expenses were paid to the Adviser. During the year six months ended April 30, 1999, brokerage commissions of $280,383 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions. The Investment Advisory Agreement became effective on April 1, 1999 when a change of control with respect to the ultimate parent company of the Investment Adviser occurred. While the Fund will accrue fees owed under that Agreements from April 1, 1999 until the Agreement is approved by the Fund's stockholders, the fees for that period will not be paid to the Investment Adviser unless the Agreement and payment of the fees is approved by the Fund's stockholders. A stockholders' meeting for this purpose is scheduled for September 16, 1999.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. However, for the year six months ended April 30, 1999, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended April 30, 1999, DSTC earned $8,011 and DBS Bank earned $51,319 from the Fund for their respective custodial services.

    At April 30, 1999, the Fund owed to DSTC $13,204 and $31,392 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totalling $30,410.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

    During the six months ended April 30, 1999, the Fund paid or accrued $27,150 for legal services, in connection with the Fund's on-going operations, to a law firm of which an Assistant Secretary of the Fund is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 1999 was $68,229,365, excluding $4,369,180 of short term interest-bearing investments. At April 30, 1999, the net unrealized appreciation on investments, excluding short-term securities, of $11,108,975 was composed of gross appreciation of $12,725,725 for those investments having an excess of value over cost, and gross depreciation of $1,616,750 for those investments having an excess of cost over value. For the six months ended April 30, 1999, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $87,585,941 and $69,456,179, respectively.

    At October 31, 1998, the Fund had a capital loss carryover of $31,048,663, of which $8,799,076 expires in the year 2005 and $22,249,587 expires in the year 2006.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the six months ended April 30, 1999, 5,553 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 9,200,840 shares outstanding at April 30, 1999, Daiwa Securities America Inc., an affiliate of the Adviser and DSTC, owned 14,460.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                             FOR THE SIX
                                                MONTHS
                                                ENDED
                                              APRIL 30,                   FOR THE YEARS ENDED OCTOBER 31,
                                                 1999         -------------------------------------------------------
                                             (UNAUDITED)       1998        1997        1996        1995        1994
                                             ------------     -------     -------     -------     -------     -------
Net asset value, beginning of period....          $ 7.09       $ 7.99     $ 12.59     $ 13.42     $ 18.49     $ 17.23
                                             ------------     -------     -------     -------     -------     -------
Net investment income (loss)............           (0.03)        0.09       (0.04)      (0.07)      (0.07)      (0.01)
Net realized and unrealized gains
 (losses) on investments and foreign
 currency transactions..................            2.56        (0.99)      (4.18)       0.21       (1.43)       2.66
                                             ------------     -------     -------     -------     -------     -------
Net increase (decrease) in net asset
 value resulting from operations........            2.53        (0.90)      (4.22)       0.14       (1.50)       2.65
                                             ------------     -------     -------     -------     -------     -------
Less: dividends and distributions to
 shareholders
  Net realized gains from investments
   and foreign currency transactions....           (0.11)       --          (0.38)      (0.97)      (2.89)      (1.03)
                                             ------------     -------     -------     -------     -------     -------
Dilutive effect of rights offering......         --             --          --          --          (0.64)      (0.30)
                                             ------------     -------     -------     -------     -------     -------
Offering costs charged to paid-in
 capital in excess of par value.........         --             --          --          --          (0.04)      (0.06)
                                             ------------     -------     -------     -------     -------     -------
Net asset value, end of period..........          $ 9.51       $ 7.09      $ 7.99     $ 12.59     $ 13.42     $ 18.49
                                             ------------     -------     -------     -------     -------     -------
                                             ------------     -------     -------     -------     -------     -------
Per share market value, end of period...          $ 8.875      $ 6.375     $ 8.750    $ 12.125    $ 13.500    $ 18.000
                                             ------------     -------     -------     -------     -------     -------
                                             ------------     -------     -------     -------     -------     -------
Total investment return:
  Based on market price at beginning and
   end of period, assuming reinvestment
   of dividends*........................           41.44 %     (27.14)%    (25.51)%     (3.54)%     (6.89)%     (0.19)%
  Based on net asset value at beginning
   and end of period, assuming
   reinvestment of dividends*...........           36.28 %     (11.26)%    (34.49)%      0.76%     (10.06)%     18.39%
Ratios and supplemental data:
  Net assets, end of period (in
   millions)............................          $ 87.5       $ 65.2      $ 73.5      $115.6      $122.9      $126.1
  Ratios to average net assets of:
    Expenses............................            1.88 %**     2.23%       1.87%       1.85%       2.01%       1.90%
    Net investment income (loss)........           (0.61)%**     1.38%      (0.29)%     (0.48)%     (0.49)%     (0.08)%
  Portfolio turnover....................          111.25 %     208.56%      78.74%      62.78%      62.85%      82.12%

--------------------------
  * For the years ended October 31, 1995 and 1994, the total investment return includes the benefit of shares resulting from the exercise of the rights.
 **  Annualized

----------------------------------------
BOARD OF DIRECTORS
Masayasu Ohi, CHAIRMAN
David G. Harmer
Ronnie Teo Heng Hock
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

Ronnie Teo Heng Hock
PRESIDENT
Daniel F. Barry
VICE PRESIDENT & SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
Judy Runrun Tu
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.
  (formerly, Daiwa International
  Capital Management (Singapore) Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herin is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                               Semi-Annual Report
                                 April 30, 1999